UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2011 (September 28, 2011)

Broadview Networks Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-14294	11-3310798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Westchester Avenue, Rye Brook, NY	10573
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 922-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 28, 2011, Broadview Networks Holdings, Inc. (the “Company”) approved annual bonuses to each of its named executive officers for services performed during 2010. The bonuses paid to each of the named executive officers (other than Michael K. Robinson, the Company’s President and Chief Executive Officer) for services performed during 2010 are set forth in the Company’s Summary Compensation Table below (which has been updated to include the bonus information and to recalculate the information that was previously provided with respect to each named executive officer (other than Michael K. Robinson, the Company’s President and Chief Executive Officer) in the Company’s Summary Compensation Table included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2011):

Name and Principal				All Other
Position	Year	Salary	Bonus	Compensation	Total
Corey Rinker	2010	270,000	100,000	—	370,000
Executive Vice President, Chief Financial	2009	270,000	90,000	—	360,000
Officer, Treasurer and Assistant Secretary	2008	268,242	80,000	—	348,242

Brian P. Crotty	2010	335,000	200,000	—	535,000
Chief Operating Officer	2009	335,000	150,000	—	485,000
	2008	328,736	140,000	—	468,736

Charles C. Hunter	2010	270,000	100,000	—	370,000
Executive Vice President,	2009	270,000	90,000	—	360,000
General Counsel and Secretary	2008	265,000	80,000	—	345,000

Terrence J. Anderson	2010	270,000	100,000	—	370,000
Executive Vice President, Finance	2009	270,000	90,000	—	360,000
and Corporate Development	2008	265,000	80,000	—	345,000

Kenneth A. Shulman	2010	270,000	100,000	—	370,000
Executive Vice President, Chief Technology	2009	270,000	90,000	—	360,000
Officer and Chief Information Officer	2008	265,000	80,000	—	345,000

Individual bonus amounts for the Company’s named executive officers were determined by the board of directors of the Company, after consultation with the ad hoc compensation committee of the board of directors and the Company’s Chief Executive Officer (with respect to the individual bonus amounts for each named executive officer other than the Company’s Chief Executive Officer), based upon (i) each named executive officer’s general individual performance, including work output, and performance within the management team; (ii) each named executive officer’s contributions toward the Company’s various strategic initiatives, including target gross margin percentage and EBITDA, growth of the Hosted VoIP platform, and continued progress toward transforming the Company’s customer base; (iii) each named executive officer’s overall significance toward the short- and long-term success of the Company’s business; and (iv) the scope of each named executive officer’s duties and responsibilities within the Company. Although the board of directors of the Company recommended that the Company’s Chief Executive Officer be entitled to a bonus of $300,000, Mr. Robinson has elected not to receive such bonus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2011

BROADVIEW NETWORKS HOLDINGS, INC.

By:  /s/ Michael K. Robinson
Name:  Michael K. Robinson
   Title: Chief Executive Officer, President and
             Director

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